Exhibit 99.1

PRESS RELEASE

Blackbaud Announces Long-Term Financial Goals and Strategic Outlook
Targets "Rule of 40" Balancing Sustainable Revenue Growth with Increased Profitability
Charleston, S.C. (December 1, 2020) - Blackbaud (NASDAQ: BLKB), the world's leading cloud software company powering social good, today announced long-term financial goals. In conjunction with the announcement, Blackbaud will also host a conference call Wednesday, December 2, at 8:00 a.m. Eastern time to discuss the company's goals and strategic outlook.
"Over the long term, we have a substantial opportunity to drive meaningful acceleration in financial performance as we execute our balanced strategy with a sharper focus on profitability," said Mike Gianoni, Blackbaud's president and CEO. "We have multi-year, cross-functional strategic programs and projects already in place that put us on the path toward our long-term aspirational goal to achieve the 'Rule of 40' with mid-to-high single digit organic revenue growth. These efforts are centered around delighting our customers through industry leading cloud solutions, further optimizing our go-to-market model and driving operational scale and efficiency, all while enhancing the future of work at Blackbaud for our employees and delivering increased value to our shareholders."
Financial Goals:

	Near-Term	Mid-Term	Long-Term
	During Pandemic	3-4 Years Post-Pandemic	Aspirational Goal
Non-GAAP Organic Revenue Growth	Variable	Mid Single-Digit	Mid to High Single-Digit
Rule of 40[1]	25%+	35%+	40%+

[1] Measured by Non-GAAP organic revenue growth plus Non-GAAP adjusted EBITDA margin

"The 'Rule of 40' provides a solid financial framework to assess our progress going forward as we continue to execute a balanced approach to strengthen our business and elevate our financial profile," said Tony Boor, executive vice president and CFO. "Our pivot to place a greater emphasis on profitability positions us to significantly improve on the 'Rule of 40' in a post-pandemic environment and gives us heightened confidence in our expected future free cash flow generation. We believe steady execution against this financial framework paired with our updated capital deployment strategy will drive substantial shareholder value."
Conference Call Details
What:    Blackbaud Long-Term Financial Goals and Strategic Outlook Conference Call
When:    Wednesday, December 2
Time:     8:00 a.m. Eastern time
Live Call:     1-833-665-0686 (US/Canada)
Conference ID: 3047949
Webcast:    Blackbaud's Investor Relations Webpage

PRESS RELEASE
An explanation of all non-GAAP financial measures referenced in this press release is included below under the heading "Non-GAAP Financial Measures." Blackbaud has not reconciled forward-looking non-GAAP financial measures contained in this news release to their most directly comparable GAAP measures, as permitted by Item 10(e)(1)(i)(B) of Regulation S-K. Such reconciliations would require unreasonable efforts at this time to estimate and quantify with a reasonable degree of certainty various necessary GAAP components, including for example those related to compensation, acquisition transactions and integration, tax items or others that may arise during the year. These components and other factors could materially impact the amount of the future directly comparable GAAP measures, which may differ significantly from their non-GAAP counterparts.
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About Blackbaud
Blackbaud (NASDAQ: BLKB) is the world’s leading cloud software company powering social good. Serving the entire social good community—nonprofits, higher education institutions, K–12 schools, healthcare organizations, faith communities, arts and cultural organizations, foundations, companies and individual change agents—Blackbaud connects and empowers organizations to increase their impact through cloud software, services, expertise and data intelligence. The Blackbaud portfolio is tailored to the unique needs of vertical markets, with solutions for fundraising and CRM, marketing, advocacy, peer-to-peer fundraising, corporate social responsibility, school management, ticketing, grantmaking, financial management, payment processing and analytics. Serving the industry for more than three decades, Blackbaud is headquartered in Charleston, South Carolina, and has operations in the United States, Australia, Canada, Costa Rica and the United Kingdom. For more information, visit www.blackbaud.com, or follow us on Twitter, LinkedIn, Instagram, and Facebook.

Investor Contact	Media Contact
Steve Hufford	media@blackbaud.com
Director of Investor Relations
843-654-2655
steve.hufford@blackbaud.com
Forward-Looking Statements
Except for historical information, all of the statements, expectations, and assumptions contained in this news release are forward-looking statements which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: the predictability of our financial condition and results of operations. These statements involve a number of risks and uncertainties. Although Blackbaud attempts to be accurate in making these forward-looking statements, it is possible that future circumstances might differ from the assumptions on which such statements are based. In addition, other important factors that could cause results to differ materially include the following: management of integration of acquired companies; uncertainty regarding increased business and renewals from existing customers; a shifting revenue mix that may impact gross margin; continued success in sales growth; the security of our data and that of our customers; uncertainty regarding the COVID-19 disruption; and the other risk factors set forth from time to time in the SEC filings for Blackbaud, copies of which are available free of charge at the SEC’s website at www.sec.gov or upon request from Blackbaud's investor relations department. Blackbaud assumes no obligation and does not intend to update these forward-looking statements, except as required by law.
Non-GAAP Financial Measures
Blackbaud has provided in this release forward-looking financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP organic revenue growth and Rule of 40.
Blackbaud uses non-GAAP organic revenue growth in analyzing its operating performance. Blackbaud believes that this non-GAAP measure is useful to investors, as a supplement to GAAP measures, for evaluating the periodic

PRESS RELEASE
growth of its business on a consistent basis. This measure excludes incremental acquisition-related revenue attributable to companies acquired in the current fiscal year. For companies acquired in the immediately preceding fiscal year, this measure reflects presentation of full-year incremental non-GAAP revenue derived from such companies as if they were combined throughout the prior period, and it includes the non-GAAP revenue attributable to those companies, as if there were no acquisition-related write-downs of acquired deferred revenue to fair value as required by GAAP. In addition, this measure excludes prior period revenue associated with divested businesses. The exclusion of the prior period revenue is to present the results of the divested businesses within the results of the combined company for the same period of time in both the prior and current periods. Blackbaud believes this presentation provides a more comparable representation of its current business’ organic revenue growth and revenue run-rate.
Rule of 40 is defined as non-GAAP organic revenue growth plus non-GAAP adjusted EBITDA margin. Non-GAAP adjusted EBITDA is defined as GAAP net income plus interest, net; income tax provision; depreciation; amortization of intangible assets from business combinations; amortization of software development costs; acquisition-related deferred revenue write-down; stock-based compensation; acquisition-related integration costs; acquisition-related expenses; employee severance; and restructuring and other real estate activities.
Non-GAAP free cash flow is defined as operating cash flow less capital expenditures, including costs required to be capitalized for software development, and capital expenditures for property and equipment.
Blackbaud uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Blackbaud's ongoing operational performance. Blackbaud believes that these non-GAAP financial measures reflect Blackbaud's ongoing business in a manner that allows for meaningful period-to-period comparison and analysis of trends in its business. In addition, Blackbaud believes that the use of these non-GAAP financial measures provides additional information for investors to use in evaluating ongoing operating results and trends and in comparing its financial results from period-to-period with other companies in Blackbaud's industry, many of which present similar non-GAAP financial measures to investors. However, these non-GAAP financial measures may not be completely comparable to similarly titled measures of other companies due to differences in the exact method of calculation between companies. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures.
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